UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 14, 2021

SKYE BIOSCIENCE, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-55136	45-0692882
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

11250 El Camino Real, Suite 100, San Diego, CA 92121
(Address of principal executive offices)

(949) 480-9051
(Registrant’s telephone number, including area code)
5910 Pacific Center Blvd. Suite 320, San Diego, CA 92121

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As of September 14, 2021, Skye Bioscience, Inc. (the “Company”) terminated its engagement with RoseRyan, Inc (“RoseRyan”), a professional services firm which provided accounting and financial advisory services to the Company. As such, Richard Janney, the Company's Principal Accounting Officer engaged through RoseRyan, has tendered his resignation with the Company. Mr. Janney's resignation will be effective September 14, 2021, and is unrelated to any disagreement with the Company or its Board of Directors, or any matter relating to its operations, policies or practices. Punit Dhillon, Chief Executive Officer, President, Secretary, Chair of the Board, and Director of the Company, will serve as the principal accounting officer until a successor is appointed.

Section 8 – Other Events

Item 8.01 Other Events.

On September 1, 2021, the Company moved into new offices located at 11250 El Camino Real, Suite 100, San Diego, California, leased pursuant to an Office Lease with ROIC California, LLC, a Delaware limited liability company, dated as of August 25, 2021, for approximately 2,645 square feet of office space. A copy of the lease is furnished herewith as Exhibit 99.1, and incorporated by reference herein.

The information set forth in Item 8.01 of this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference in any of the Company’s filings with the Securities and Exchange Commission under the Exchange Act or the Securities Act of 1933, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except as expressly set forth by specific reference in such a filing.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1*	Office Lease, dated as of August 25, 2021, by and between ROIC California, LLC and the Company
_________
* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SKYE BIOSCIENCE, INC.

Dated: September 14, 2021	/s/ Punit Dhillon
Name: Punit Dhillon
Title: Chief Executive Officer